SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 21, 2001



                             Nittany Financial Corp.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                     333-57277            23-2925762
-------------------------------     -----------------   ------------------------
(State or other jurisdiction          (SEC File No.)         (IRS Employer
of incorporation)                                         Identification Number)



116 East College Avenue, State College, Pennsylvania                16801
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(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:            (814) 234-7320
                                                               --------------



                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             NITTANY FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------




Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits
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        (c)   Exhibits

              Exhibit 99 --     Letter from the Registrant to its shareholders.

Item 9.       Regulation FD Disclosure
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         On or about February 15, 2001, the Registrant sent to its  shareholders a letter, which is attached as Exhibit 99 to this Form 8-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    Nittany Financial Corp.


Date:    February 22, 2001          By:   /s/David Z. Richards
                                          --------------------------------------
                                          David Z. Richards, Jr.
                                          President and Chief Executive Officer
                                          (Duly Authorized Officer)